SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2004



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     0-20022                31-1227808
           --------                     -------                ----------
  (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)              File number)         Identification No.)


                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------


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Item 5. Other Events and Regulation FD Disclosure.
--------------------------------------------------

The Board of Directors of Pomeroy IT Solutions, Inc. (NASDAQ:PMRY) ("Pomeroy") today announced that Stephen E. Pomeroy has been elected to the position of
Chief  Executive  Officer and President of Pomeroy IT Solutions, Inc., and David
B. Pomeroy, current CEO, has resigned as CEO but will continue to serve as Chairman of the Board of Directors. Steve Pomeroy had previously been the President and Chief Operating Officer of the Company. This organizational change is effective immediately.


Item 7. Financial Statements and Exhibits.
------------------------------------------

(c)  Exhibits
99.4 Press release dated June 10, 2004.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POMEROY IT SOLUTIONS, INC.
                              --------------------------


Date:  June 10, 2004            By: /s/ Michael E. Rohrkemper
                                ------------------------------------------------
                                Michael E. Rohrkemper, Chief Financial Officer
                                and Chief Accounting Officer


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